ADDENDUM

The undersigned parties hereby amend the Merger & Investment term sheet Agreement dated October 30, 2008.

The Merger Closing Date shall be extended to on or before February 2, 2009.

Dated: December 15, 2008

Infinity Capital Group, Inc.

By ______________________

Title President

NPI08, Inc.

By ______________________

Title President

Infotech Global, Inc

By ______________________

Title President

Congruent Ventures, LLC

By ______________________

Title ______________________